Exhibit 10.40

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) made this           day of , 201 by and between MabVax Therapeutics Holdings, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (the “Subscriber”), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1.     Subscription.   The Subscriber hereby subscribes for ____ shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $___ per Share, and herewith tenders to the Company by certified bank funds for the subscription in the amount of US $             , which the Subscriber tenders herewith as payment for the Shares. Certificates representing the Shares purchased by the Subscriber will not be issued to the Investor; instead, such Shares will be credited to the Subscriber using customary procedures for book-entry transfer through the facilities of The Depository Trust Company. Settlement for the Shares shall occur via Deposit/Withdrawal at Custodian. The provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

The undersigned understands that the contemplated sale of the Shares offered hereby is part of a sale of up to $2,500,000 of Common Stock of the Company at ___ per share (the “Offering”).  THERE IS NO MINIMUM AMOUNT THAT MUST BE SOLD AND THERE WILL BE NO ESCROW OF SUBSCRIPTIONS.

This Agreement is an offer by the Subscriber to subscribe for the securities offered by the Company, and, subject to the terms hereof, shall become a contract for the sale of said securities upon acceptance thereof by the Company.

2.     Acknowledgements.

(a) The Subscriber acknowledges that, prior to signing this Agreement and making this offer to purchase, he or she has received the prospectus relating to the Offering filed with the Securities and Exchange Commission (the “Prospectus”) and that he or she understands the risks of and other considerations relevant to, a purchase of the Shares, including those described under the caption “Risk Factors” in the Prospectus.

(b) The Subscriber has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Subscriber. This Agreement has been executed by the Subscriber and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms.

(c) The Subscriber understands that nothing in this Agreement or any other materials presented to the Subscriber in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

(d) The making, execution and performance of this Agreement by the Subscriber and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of such Subscriber, as applicable, or (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over such Subscriber or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on such Subscriber’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(e) If the Subscriber is acquiring Shares as a fiduciary or agent for one or more Subscriber accounts, it represents that is has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, warranties, acknowledgements and agreements on behalf of such account.

(f) The Subscriber acknowledges that no action had been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Subscriber outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

3.     Acceptance of Subscription and Delivery of Shares. This Agreement is made subject to the Company’s discretionary right to accept or reject the subscription herein. If the Company for any reason rejects this subscription, the subscription will be refunded in full, without interest, and this Agreement shall be null, void and of no effect. Acceptance of this subscription by the Company will be evidenced by the execution hereof by an officer of the Company. Delivery of the Shares subscribed for herein will be made within two (2) days following the acceptance of this subscription by the Company.

4.     Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

Signature Page Follows

Signature page to Subscription Agreement

Number of Shares:

Purchase Price Per Share: $

Aggregate Purchase Price:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:

SUBSCRIBER
By:______________________________________
Print Name:_______________________________
Title:_____________________________________

Name in which Shares are to be registered:

Mailing Address:

Taxpayer Identification Number:

Agreed and Accepted this          day of         , 201 :

MABVAX THERAPEUTICS HOLDINGS, INC.
By: _______________________________________
Title:

EXHIBIT A

TO BE COMPLETED BY SUBSCRIBER
DWAC SETTLEMENT

Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Subscriber’s name and address as set forth on the signature page of the Agreement to which this Exhibit A is attached, and released by Computershare Trust Company, N.A., the Company’s transfer agent (the “Transfer Agent”), to the Subscriber at the Closing.

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE AGREEMENT TO WHICH THIS EXHIBIT A IS ATTACHED BY THE SUBSCRIBER AND THE COMPANY, THE SUBSCRIBER SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) ON THE CLOSING DATE INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE SUBSCRIBER TO THE FOLLOWING ACCOUNT:

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